UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 9, 2007

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MICROTEK MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia  30004
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code:   (678) 896-4400

__________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 9, 2007, Microtek Medical Holdings, Inc. (the “Company”) issued a press release announcing its operating results for the quarter and six months ended June 30, 2007.  This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.
N/A

(b)           Pro forma financial information.
N/A

(c)           Shell company transactions.
N/A

(d)           Exhibits.

Exhibit Number	Description

99.1	Press release dated August 9, 2007, announcing the Company’s operating results for the quarter and six months ended June 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: August 9, 2007	By: /s/ Dan R. Lee
Dan R. Lee, Chairman, President and Chief Executive Officer

By: /s/ Roger G. Wilson
Roger G. Wilson, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 9, 2007, announcing the Company’s operating results for the quarter and six months ended June 30, 2007